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                                                                      Exhibit 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60819) and the Registration Statement on Form S-8 (No. 333-20163) of Paxson Communications Corporation and its subsidiaries of our report dated March 13, 1998, appearing in this Form 10-K.




PRICE WATERHOUSE LLP



Fort Lauderdale, Florida
March 13, 1998